EXHIBIT 23.2


            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM





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            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM




We hereby consent to the use in this Form S-1/A Registration Statement of Safe Lane Systems, Inc. of our report dated August 28, 2014, relating to the financial statements of Safe Lane Systems, Inc., as of December 31, 2013 and to all references to our firm included in this Registration Statement.


/s/ B F Borgers CPA PC


Certified Public Accountants
Denver, Colorado
November 14, 2014